EXHIBIT 32.2




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Alfacell Corporation (the "Company") on Form 10-Q for the quarter ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Savadelis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 11, 2005


                                            /s/ Andrew P. Savadelis
                                            --------------------------
                                            Name:  Andrew P. Savadelis
                                            Title: Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Chief Accounting
                                                   Officer)